SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


         Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                         Coactive Marketing Group, Inc.
                -------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                                 Not Applicable
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)  Title of each class of securities to which transaction applies:

                                       Not Applicable
              ------------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction applies:

                                       Not Applicable
              ------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              ------------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:

                                       Not Applicable
              ------------------------------------------------------------------
         (5)  Total fee paid:

              ------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:

                         COACTIVE MARKETING GROUP, INC.
                             415 Northern Boulevard
                           Great Neck, New York 11021

                          -----------------------------

                            NOTICE OF ANNUAL MEETING
                                 OF STOCKHOLDERS

                          -----------------------------

                  The Annual Meeting of the Stockholders (the "Annual Meeting") of CoActive Marketing Group, Inc. (the "Company") will be held at the Company's principal executive offices, 415 Northern Boulevard, Great Neck, New York 11021, at 10:00 a.m., local New York time, on September 26, 2002, to consider the following matters:

                  (1) The election of eight Directors to hold office until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

                  (2)      To approve the Company's 2002 Long-Term Incentive
                           Plan.

                  (3) The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

                  The Board of Directors has fixed the close of business on July 29, 2002 as the record date for the Annual Meeting. Only stockholders of record of the Company's Common Stock at the close of business on July 29, 2002 will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy.

                  The accompanying form of proxy is solicited by the Board of Directors of the Company. Reference is made to the attached Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

                  A complete list of stockholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least ten days prior to the Annual Meeting, at the Company's principal executive offices, 415 Northern Boulevard, Great Neck, New York 11021.

                  Stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, please complete, date and sign the accompanying proxy card and return it without delay in the enclosed postage prepaid envelope. Your proxy will not be used if you are present and prefer to vote in person or if you revoke the proxy.

                                            By Order of the Board of Directors


                                            Donald A. Bernard
                                            Secretary

July 30, 2002

                         COACTIVE MARKETING GROUP, INC.
                             415 Northern Boulevard
                           Great Neck, New York 11021

                         -------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 26, 2002

                         -------------------------------


                  This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of CoActive Marketing Group, Inc., a Delaware corporation (the "Company"), for use at the 2002 Annual Meeting of Stockholders of the Company and for any adjournments or postponements thereof (the "Annual Meeting") to be held at the Company's principal executive offices, 415 Northern Boulevard, Great Neck, New York 11021, at 10:00 a.m., local New York time, on September 26, 2002, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A Board of Directors' proxy (the "Proxy") for the Annual Meeting is enclosed, by means of which you may vote as to the proposals described in this Proxy Statement.

                  All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the stockholder's instructions contained in such Proxy. In the absence of instructions, shares represented by such Proxy will be voted FOR the election of the nominees of the Board of Directors for Director, and FOR the adoption of the Company's 2002 Long-Term Incentive Plan (the "2002 Incentive Plan"). The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. If any other matters properly come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters in accordance with their best judgment. A stockholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its principal executive offices at 415 Northern Boulevard, Great Neck, New York 11021, either a written notice of revocation or a duly executed Proxy bearing a later date, or by attending in person at the Annual Meeting and expressing a desire to vote his or her shares in person.

                  This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders, Proxy and Annual Report on Form 10-K (including financial statements) for the fiscal year ended March 31, 2002 ("Fiscal 2002"), are being sent to stockholders on or about July 30, 2002.

                                VOTING SECURITIES

         July 29, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of that date, the Company had outstanding 5,028,481 shares of Common Stock, $.001 par value (the "Common Stock"), excluding treasury shares. The presence, in person or by proxy, of stockholders entitled to cast a majority of votes which stockholders are entitled to cast on a particular matter at the Annual Meeting will constitute a quorum for the Annual Meeting. Holders of Common Stock are entitled to one vote for each share owned upon all matters to be considered at the Annual Meeting. Under Delaware law, abstentions and broker non-votes are treated as present for the purpose of determining a quorum present at the Annual Meeting; however, broker non-votes will be considered not to represent voting power present at the Annual Meeting, while abstentions will be considered to represent voting power present at the Annual Meeting.

         Directors will be elected by a plurality of the votes cast at the Annual Meeting by the holders of shares of Common Stock present in person or represented by proxy and entitled to vote on the election of Directors. Votes withheld from the election of directors are excluded entirely from the vote and will have no effect. There is no cumulative voting in the election of Directors.

         The vote required to approve the 2002 Incentive Plan is a majority of the shares represented in person or by proxy at the Annual Meeting entitled to vote. Accordingly, broker non-votes will have no effect on this proposal and abstentions will have the effect of negative votes with respect to this proposal.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of July 1, 2002 with respect to stock ownership of (i) those persons or groups known to the Company to beneficially own more than 5% of the Company's outstanding Common Stock, (ii) each of the Directors and nominees of the Company and the Company's executive officers named in the summary compensation table, and (iii) the Company's Directors and executive officers as a group. Unless otherwise indicated, the named beneficial owner has sole voting and investment power with respect to the shares.

                                                                   Amount and Nature                          Percent
                                                                    of Beneficial                               of
           Name and Address of Beneficial Owner                      Ownership(1)                             Class(1)
           ------------------------------------                      ------------                             --------
(i)        Beneficial Owners of More Than 5% of the
           Common Stock (Other Than Directors,
           Nominees and Executive Officers)

           OG Holding Corporation Liquidation Trust                     417,398(2)                               8.3%
           9745 Mangham Drive
           Cincinnati, OH 45215

           Robert F. Hussey                                             297,843(3)                               5.9%
           16 Westbury Road
           Garden City, NY 11530


                                                                   Amount and Nature                          Percent
                                                                    of Beneficial                               of
           Name and Address of Beneficial Owner                      Ownership(1)                             Class(1)
           ------------------------------------                      ------------                             --------
           Special Situations Private Equity Fund, L.P.                 619,475(4)                              11.8%
              MG Advisors, LLC
              Austin W. Marxe
              David Greenhouse
              153 East 53rd Street
              New York, NY 10022

           Joseph E. Sheehan                                            270,807(5)                               5.4%
           711 Fifth Avenue
           New York, NY 10022

(ii)       Directors, Nominees and Executive Officers

           John P. Benfield                                             713,578(6)                              13.1%
           c/o CoActive Marketing Group, Inc.
           415 Northern Boulevard
           Great Neck, NY 11021

           Donald A. Bernard                                            705,248(7)                              12.9%
           c/o CoActive Marketing Group, Inc.
           415 Northern Boulevard
           Great Neck, NY 11021

           Paul A. Amershadian                                          703,748(8)                              12.9%
           c/o CoActive Marketing Group, Inc.
           415 Northern Boulevard
           Great Neck, NY 11021

           Thomas E. Lachenman                                          434,484(9)                               8.6%
           c/o Optimum Group, Inc.
           9745 Mangham Drive
           Cincinnati, OH  45215

           Brian Murphy                                                  72,500(10)                              1.4%
           c/o U.S. Concepts, Inc.
           16 West 22nd Street, 2nd Floor
           New York, NY 10010

           Herbert M. Gardner                                           141,407(11)                              2.8%
           c/o Janney Montgomery Scott LLC
           26 Broadway
           New York, NY 10004

           Joseph S. Hellman                                             15,000(12)                               *
           c/o Kronish Lieb Weiner & Hellman LLP
           1114 Avenue of the Americas
           New York, NY 10036-7798


                                                                   Amount and Nature                          Percent
                                                                    of Beneficial                               of
           Name and Address of Beneficial Owner                      Ownership(1)                             Class(1)
           ------------------------------------                      ------------                             --------
           John A. Ward, III                                              1,000                                   *
           830 Park Avenue
           New York, New York 10021
           All Directors and Executive Officers as a
           Group (7 persons) All Directors and
           Executive Officers as a Group (7 persons)

(iii)                                                                 2,786,965(6)(7)(8)(9)(10)(11)(12)         43.5%

------------------------
*        Less than 1%.

(1) All information was determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, based upon information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission.

(2) Represents shares of Common Stock registered in the name of OG Holding Corporation Liquidation Trust. Mr. Lachenman, President of the Company's wholly-owned subsidiary Optimum Group, Inc. ("Optimum") until May 31, 1999 and a Director of the Company, is the trustee of OG Holding Corporation Liquidation Trust and owns the entire interest of the trust in the shares of Common Stock held by the trust.

(3) Includes 62,500 shares of Common Stock issuable upon exercise of immediately exercisable warrants and 171,100 shares of Common Stock pledged to Bear Stearns Securities Corp. as margin loan collateral in Mr. Hussey's personal brokerage account with full recourse to Mr. Hussey.

(4) Includes 210,125 shares of Common Stock issuable upon exercise of immediately exercisable warrants. These shares and warrants are held of record by Special Situations Equity Fund, L.P. (the "Fund"). MG Advisers, L.L.C. ("MG") is the general partner of the Fund. Austin W. Marxe and David Greenhouse are the sole members of MG and are responsible for the Fund's investment decisions.

(5) Includes 183,424 shares of Common Stock owned directly by Joseph E. Sheehan and 87,383 shares of Common Stock held by a trust for the benefit of Mr. Sheehan's daughter. Mr. Sheehan has the sole right to manage the investments of this trust but does not have voting power with respect to the shares held by it.

(6) Includes 387,500 shares of Common Stock issuable upon exercise of immediately exercisable options and 34,121 shares of Common Stock issuable upon exercise of immediately exercisable warrants.

(7) Includes 387,500 shares of Common Stock issuable upon exercise of immediately exercisable options and 34,121 shares of Common Stock issuable upon exercise of immediately exercisable warrants.

(8) Includes 387,500 shares of Common Stock issuable upon exercise of immediately exercisable options and 34,121 shares of Common Stock issuable upon exercise of immediately exercisable warrants. Also includes 282,127 shares of Common Stock pledged to the Company as security for loans from the Company in the aggregate principal amount of $550,000. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

(9) Includes 17,086 shares of Common Stock issuable upon exercise of immediately exercisable options and 417,398 shares of Common Stock registered in the name of OG Holding Corporation Liquidation Trust. Mr. Lachenman is the trustee of OG Holding Corporation Liquidation Trust and owns the entire interest of the trust in the shares of Common Stock held by the trust.

(10) Includes 42,500 shares of Common Stock issuable upon exercise of immediately exercisable options.

(11) Includes 48,750 shares of Common Stock issuable upon exercise of immediately exercisable warrants, 30,938 shares of Common Stock issuable upon exercise of immediately exercisable options, and 35,000 shares of Common Stock held in an individual retirement account for the benefit of Mr. Gardner. Excludes (i) 20,000 shares of Common Stock and warrants to purchase 3,750 shares of Common Stock held by Mr. Gardner's wife, as to which Mr. Gardner disclaims any beneficial interest, and
         (ii) 3,625 shares of Common Stock and warrants to purchase 1,125 shares of Common Stock owned by the Gardner Family Foundation, a charitable organization, of which Mr. Gardner is President and a board member.

(12) Mr. Hellman disclaims beneficial ownership of 30,938 shares of Common Stock issuable upon exercise of immediately exercisable options held by Kronish Lieb Weiner & Hellman LLP, a law firm that Mr. Hellman is currently counsel to, and which, prior to June 2000, he was a member of.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS


         A Board of eight Directors of the Company is to be elected at the Annual Meeting, each to serve, subject to the provisions of the Company's By-Laws, until the next Annual Meeting of Stockholders and until his successor is duly elected and qualified. It is management's recommendation that the accompanying form of Proxy be voted FOR the election as Director of the eight persons named below, all of whom are currently Directors of the Company. The Board of Directors believes that the nominees named below are willing to serve as Directors. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors.

         The following table sets forth information with respect to each nominee for Director of the Company, all of whom are currently serving as Directors of the Company:


                                              Position with the Company and
                                            Principal Occupation or Employment                    Director
        Name              Age                   During the Past Five Years                          Since
        ----              ---                   --------------------------                          -----
Paul A. Amershadian       54       Executive Vice President-Marketing and Sales and Treasurer        1996
                                   of the Company since September 29, 1995.

John P. Benfield          51       Director, President and Chief Executive Officer of the            1995
                                   Company since September 29, 1995;
                                   Chairman of the Board of the Company
                                   since October 16, 1996.

Donald A. Bernard         69       Director, Executive Vice President and Chief Financial            1995
                                   Officer of the Company since September 29, 1995; Secretary of the Company since September 16, 1997.

Herbert M. Gardner        62       Director of the Company since May 1, 1997; Senior Vice            1997
                                   President of Janney Montgomery Scott LLC, an investment
                                   banking firm, since 1978. Presently serves as Chairman of
                                   the Board of Directors of Supreme Industries, Inc. and as a
                                   director of Chase Packaging Corp., Nu Horizons Electronics
                                   Corp., iDine Rewards Network Inc., TGC Industries, Inc.,
                                   Hirsch International Corp., and Rumson Fair Haven Bank and
                                   Trust Company.

Joseph S. Hellman         71       Director of the Company since May 1, 1997; Counsel to the         1997
                                   law firm of Kronish Lieb Weiner & Hellman LLP since June
                                   2000 and Member of such firm prior thereto.

Thomas E. Lachenman       51       President of Optimum, a wholly-owned subsidiary of the            1998
                                   Company, from March 31, 1998 until May 31, 1999, and of
                                   such company's predecessor from 1973 through March 31,
                                   1998; Director of the Company since March 31, 1998.

Brian Murphy              45       Chief Executive Officer of U.S. Concepts, Inc. ("U.S.             1998
                                   Concepts"), a wholly-owned subsidiary of the Company, since
                                   December 29, 1998, and until January 6, 2000, President of such company, and President of  predecessor of U.S.
                                   Concepts from 1992 through December 29, 1998.  Director of the Company since December 29, 1998.  In addition, from May
                                   1, 2000 until January 2001, Chief Executive Officer of
                                   iCast  Comedy Corporation, an Internet-based content
                                   provider, and since January 2001, Chief Executive Officer
                                   of Comedy Lab Productions, Inc., a successor to a portion
                                   of iCast's business.


                                              Position with the Company and
                                            Principal Occupation or Employment                    Director
        Name              Age                   During the Past Five Years                          Since
        ----              ---                   --------------------------                          -----
John A. Ward, III         56       Director of the Company since July 19, 2002.  Former              2002
                                   Chairman and Chief Executive Officer of American Express
                                   Bank from January 1996 until September 2000, and President of Travelers Cheque Group from April 1997 until September
                                   2000.  Mr. Ward joined American Express following a 27-year career at Chase Manhattan Bank, during which he held
                                   various senior posts in the United States, Europe and
                                   Japan. His last position at Chase was that of Chief
                                   Executive Officer of ChaseBankCard Services, which he held from 1993 until 1995. Presently serves as director of iDine
                                   Rewards Network Inc.


         Thomas E. Lachenman was named a Director on March 31, 1998, immediately following the closing under the Asset Purchase Agreement (the "Optimum Agreement") relating to the acquisition of the assets of OG Holding Corporation, formerly known as Optimum Group, Inc. (the "Optimum Acquisition"). The Optimum Agreement required the Company's existing Board of Directors to nominate Mr. Lachenman in connection with the election of Directors at the Company's first Annual Meeting of the Stockholders following the closing under the Optimum Agreement.

         Brian Murphy was named a Director on December 29, 1998, immediately following the closing under the Asset Purchase Agreement (the "U.S. Concepts Agreement") relating to the acquisition of the assets of Murphy Liquidating Corporation, formerly known as U.S. Concepts, Inc., a New York corporation (the "U.S. Concepts Acquisition"). The U.S. Concepts Agreement requires the Company to use its reasonable best efforts to nominate and elect Mr. Murphy as a director of the Company for so long as Mr. Murphy remains an employee of U.S. Concepts or any affiliate of the Company.

Meetings and Committees of the Board of Directors

         The Board of Directors held four meetings during Fiscal 2002 and acted by unanimous written consent on four occasions. All of the directors were in attendance at more than 75% of the aggregate of the meetings of the Board and the meetings of each committee of the Board on which they served.

         The Board of Directors has an Audit Committee and Compensation Committee. Herbert M. Gardner, Joseph S. Hellman and Thomas E. Lachenman are the members of both the Audit Committee and the Compensation Committee. The Company does not currently have a nominating committee.

         The Audit Committee operates under the Audit Committee Charter adopted by the Board of Directors. The purpose of the Audit Committee is to oversee the Company's financial reporting process, including reviewing the financial reports and other financial information filed by the Company with the Securities and Exchange Commission. The members of the Audit Committee other than Thomas E. Lachenman are "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. Mr. Lachenman does not meet the definition of "independent" because he was employed by Optimum, a subsidiary of the Company, until May 31, 1999, which is within the last three years prior to the current year. In light of Mr. Lachenman's experience in and knowledge of the industry that the Company operates in, his substantial equity interest in the Company and the cost and substantial time that would be involved in recruiting a new independent director to serve on the Audit Committee, the Board of Directors of the Company determined that the appointment of Mr. Lachenman to the Audit Committee was in the best interests of the Company and its stockholders. The audit committee held six meetings during Fiscal 2002.

         The compensation committee was formed to review and make recommendations to the Board of Directors regarding all executive compensation matters. The compensation committee held three meetings during Fiscal 2002.

                             AUDIT COMMITTEE REPORT

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors, including the Company's internal controls, the quality of its financial reporting and the independence and performance of the Company's independent certified public accountants.

         Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The independent certified public accountants audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries in conformity with accounting principles generally accepted in the United States and discuss with management any issues that they believe should be raised with management.

         The Audit Committee reviewed the Company's audited financial statements for Fiscal 2002 which were included in the Company's Annual Report on Form 10-K for Fiscal 2002, and met with both management and BDO Seidman, LLP ("BDO"), the Company's independent certified public accountants, to discuss those financial statements. Management has represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States.

         The Audit Committee has received from BDO the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with BDO their independence from the Company and its management. The Audit Committee also discussed with BDO any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors of the Company that the Company's audited financial statements for Fiscal 2002 be included in the Company's Annual Report on Form 10-K for Fiscal 2002 for filing with the Securities and Exchange Commission.

         Herbert M. Gardner
         Joseph S. Hellman
         Thomas E. Lachenman

Compensation of Directors

         Each non-employee Director receives an annual stipend equal to $10,000 per annum, a fee of $1,000 per Board meeting attended and a fee of $500 per Committee meeting attended, and all Directors are reimbursed for reasonable travel expenses incurred in connection with attending Board meetings. In addition, in November 2001, each non-employee director of the Company was granted an option to purchase 10,000 shares of Common Stock, at an exercise price of $2.00 per share. Such options vest over a three year period.

         Under a "formula plan" provided for in the Company's 1992 Stock Option Plan, which terminated on April 29, 2002, each of the Company's non-employee Directors is granted an option to purchase 6,875 shares of Common Stock annually on each April 30 as long as he remains on the Board of Directors, exercisable at the fair market value of the shares of Common Stock on the date of grant. Each such option becomes exercisable as to 3,438 of the shares covered thereby on the date of grant and as to the remaining 3,437 shares on the first anniversary of the date of grant. A similar provision is provided for in the Company's 2002 Incentive Plan.

Compensation Committee Interlocks and Insider Participation

         During Fiscal 2002, Thomas E. Lachenman was a member of the Company's Compensation Committee. In connection with the Company's acquisition of Optimum, the Company entered into an agreement with Mr. Lachenman, the former owner of Optimum, for the lease of the Cincinnati principal office of Optimum. The lease provides for annual rental payments, currently at $147,000, adjusted annually based upon changes in the local consumer price index. The lease expires in December 2010.

                               EXECUTIVE OFFICERS

         John P. Benfield, Donald A. Bernard, Paul A. Amershadian and Brian Murphy are the current executive officers of the Company and its subsidiaries. Each of Messrs. Benfield, Bernard and Amershadian has an employment contract with the Company for a term of office expiring on September 28, 2004. Mr. Murphy has an employment contract with U.S. Concepts for a term of office expiring on March 31, 2006. Additional information regarding those individuals is provided above in "Election of Directors" and below in "Executive Employment Contracts, Termination of Employment and Change-in-Control Arrangements".

                             EXECUTIVE COMPENSATION

         The following table sets forth the total compensation paid to the Company's Chief Executive Officer and to each of the other executive officers of the Company whose compensation exceeded $100,000 during Fiscal 2002 (collectively, the "Named Executive Officers").


                                                     SUMMARY COMPENSATION TABLE

                                                      Annual Compensation                Long-Term Compensation
                                                      -------------------                ----------------------


                                                                             Other         Value of       Securities
                                                                             Annual        Restricted     Underlying     All Other
Name and                               Fiscal                                Compen-       Stock          Options/       Compen-
Principal Position                     Year      Salary($)      Bonus($)     sation($)     Awards($)      SARs(#)        sation($)
------------------                     ----      ---------      --------     ---------     ---------      --------       ---------
John P. Benfield                       2002      $262,500       $0           --            --             30,000         $8,500(1)
President and Chief Executive          2001      $250,000       $0           --            --             --             $8,000(1)
Officer and Director                   2000      $250,000       $0           --            --             --             $8,000(1)

Donald A. Bernard                      2002      $262,500       $0           --            --             30,000         $8,500(1)
Executive Vice President and           2001      $250,000       $0           --            --             --             $8,000(1)
Chief Financial Officer and            2000      $250,000       $0           --            --             --             $8,000(1)
Director

Paul A. Amershadian                    2002      $262,500       $0           --            --             30,000         $8,500(1)
Executive Vice President -             2001      $250,000       $0           --            --             --             $8,000(1)
Marketing and Sales and                2000      $250,000       $0           --            --             --             $8,000(1)
Director

Brian Murphy                           2002      $200,000       $19,832(3)   --            --             42,500         $6,500(1)
Chief Executive Officer - U.S.         2001      $120,833(2)    $16,191(3)   --            --             --             $8,000(1)
Concepts, Inc. and Director            2000      $200,000       $12,438(3)   --            --             --             $8,000(1)

         ---------------------------

         (1) Represents executive's share of Company's matching contribution to Company's 401(k) Retirement Plan.

         (2) During Fiscal 2001, in connection with Mr. Murphy becoming Chief Executive Officer of iCast Comedy Corporation, Mr. Murphy's salary was reduced to $100,000 per annum. Mr. Murphy's salary was restored to $200,000 per annum when his employment with iCast Comedy Corporation terminated.

         (3) Represents bonus paid under Mr. Murphy's employment agreement with U.S. Concepts.

Stock Options

         The following tables set forth certain information concerning stock options granted to and exercised by the Named Executive Officers during Fiscal 2002 and unexercised stock options held by such individuals at the end of Fiscal 2002.

Option Grants in Fiscal 2002


                                               Individual Grants

                                                                                     Potential Realizable Value
                                            % of                                       At Assumed Annual Rates
                                            Total                                          Of Stock Price
                         Number of         Options                                     Appreciation For Option
                        Securities        Granted to     Exercise or                            Term
                        Underlying       Employees in    Base Price    Expiration
      Name                Options         Fiscal Year    ($/Shares)       Date            5% ($)     10% ($)
      ----                -------         -----------    ----------       ----            ------     -------
John P. Benfield          30,000(1)           16.0%       $2.50(2)      11/13/06         $20,721     $45,788

Donald A Bernard          30,000(1)           16.0%       $2.50(2)      11/13/06         $20,721     $45,788

Paul A. Amershadian       30,000(1)           16.0%       $2.50(2)      11/13/06         $20,721     $45,788

Brian Murphy              42,500(3)           22.7%       $2.50(2)      08/15/06         $29,355     $64,867

------------------------

(1) Each of these options are exercisable as to 10,000 shares, on or after November 14, 2002; as to an additional 10,000 shares, on or after November 14, 2003, and as to the remaining 10,000 shares, on or after November 14, 2004.
..
(2) The exercise price per share is equal to or greater than the fair market of the shares on the date of grant.

(3)      This option is currently exercisable as to all shares.

Aggregated Option Exercises in Fiscal 2002 and FY-End Option Values

                                                                                     Value of
                                                                Number of           Unexercised
                                                               Unexercised         In-the-Money
                                                               Options at           Options at
                                                               Fiscal Year          Fiscal Year
                             Shares                              End (#)              End ($)
                            Acquired           Value          Exercisable/         Exercisable/
Name                     on Exercise (#)    Realized ($)      Unexercisable      Unexercisable (1)
----                     ---------------    ------------      -------------      -----------------
John P. Benfield               --                   --        421,621/30,000        $143,350/0

Donald A. Bernard              --                   --        421,621/30,000        $143,350/0

Paul A. Amershadian            --                   --        421,621/30,000        $143,350/0

Brian Murphy                   --                   --         42,500/0                    0/0

(1) The value has been determined based on an average of the closing bid and ask price on March 28, 2002, the last trading day of Fiscal 2002.

------------------------------------------------------------------------------------------------------------------------
                                             10-YEAR OPTION/SAR REPRICINGS
------------------------------------------------------------------------------------------------------------------------
                                        Number of
                                       Securities          Market         Exercise                         Length of
                                       Underlying      Price of Stock     Price At                      Original Option
                                      Options/SARs      at Times Of       Time of                        Term Remaining
                                       Repriced Or      Repricing Or    Repricing Or     New Exercise      At Date of
                                         Amended         Amendment        Amendment         Price         Repricing Or
      Name                Date             (#)              ($)              ($)             ($)           Amendment
------------------------------------------------------------------------------------------------------------------------
 Brian Murphy           8/16/01(1)        42,500            $2.25           $8.33           $2.50          2.3 Years
------------------------------------------------------------------------------------------------------------------------

------------------------

(1) See Compensation Committee Report on Executive Compensation and Option Surrender Program below.

Equity Compensation Plan Information

         The following table sets forth information with respect to equity compensation plans (including individual compensation arrangements) of the Company which, except as noted below, is as of March 31, 2002.

                                                                                   Number of securities
                            Number of securities                                  remaining available for
                              to be issued upon          Weighted average          future issuance under
                           exercise of outstanding       exercise price of          equity compensation
                              options, warrants         outstanding options      plans(excluding securities
Plan category                     and rights            warrants and rights       reflected in column (a))
-------------                     ----------            -------------------       ------------------------
Equity compensation               1,739,501                    $2.84                      -- (1)
plans approved by
security holders

Equity compensation                  75,000                    $4.00                      --
plans not approved                ---------                    -----
by security holders(1)

          Total                   1,814,501                    $2.89                      --
                                  =========                    =====                     ====

(1) The Company's 1992 Stock Option Plan expired on April 29, 2002. Does not include securities available for issuance under the Company's 2002 Incentive Plan (See "Proposal No. 2, Approval of the Company's Long Term Incentive Plan" below)

                        COMPENSATION COMMITTEE REPORT ON
               EXECUTIVE COMPENSATION AND OPTION SURRENDER PROGRAM

Executive Compensation

         The Board of Directors believes that increasing the value of the Company to its stockholders is the Board of Directors' most important objective and should be the key measure of management performance. The Board of Directors also believes that executive compensation should be objectively determined. For this reason, the Compensation Committee, which is made up of Directors who are not employees of the Company, is responsible for determining the compensation packages of the Company's executives. The Compensation Committee also approves the potential levels of contribution to the Company's 401(k) plan.

         The Compensation Committee's role in determining the compensation of the executives of the Company is to assure that the Company's compensation strategy is aligned with the Board of Directors' overall objective and that executive compensation is structured to provide fair, reasonable and competitive base salary levels and the opportunity for the executives to earn incentive compensation reflecting both the Company's and the individual's performance.

         The compensation for Fiscal 2002 for the Company's Chief Executive Officer and other executive officers consisted of base salary. Base salaries are established by the employment agreements for each person within the executive group, subject to annual adjustment by the Compensation Committee. Factors considered in establishing salaries include the responsibilities of the position, compensation of executives in companies of similar size or in the same industry, external market conditions and financial performance of the Company. In addition, the salaries reflect the unique qualifications of the Company's executive officers, who serve in a collegial manner as the "Office of the CEO" with respect to major issues facing the Company, who are directly responsible for the success of the Company and who would be very difficult to replace.

         Incentive compensation awards, payable in cash bonuses and stock options, and salary increases may be awarded in recognition of the Company's financial performance. During Fiscal 2002, the Named Executive Officers, other than Brian Murphy, were not awarded any cash bonuses. Pursuant to his employment agreement with U.S. Concepts, during Fiscal 2002, Mr. Murphy was awarded a performance-based cash bonus of $19,832.

         In November 2001, after consultation with an independent employee benefits consultant retained by the Company, and taking into consideration, among other things (i) that the terms of the employment agreements of John P. Benfield, Donald A. Bernard and Paul A. Amershadian had recently expired, (ii) the recently improved financial condition and prospects of the Company, (iii) that Messrs. Benfield, Bernard and Amershadian had not received any increase in their base salary over the previous three years, and (iv) that the retention of Messrs. Benfield, Bernard and Amershadian was in the best interests of the Company, the Compensation Committee recommended (and the Board of Directors approved) that the Company enter into amendments to the employment agreements of each of Messrs. Benfield, Bernard and Amershadian, pursuant to which the terms of such employment agreements each be extended for three years, and that each of such officer's annual base salary be increased by 10% to $275,000. In addition, in connection with amending such employment agreements, the Compensation Committee recommended (and the Board of Directors approved) that each of Messrs. Benfield, Bernard and Amershadian be awarded options to purchase 30,000 shares of Common Stock exercisable at a price of $2.50 per share (which was in excess to the market price of such shares on the date of grant) with such options vesting over three years.

Option Surrender Program

         In November 2000, Company management reported to the Compensation Committee that the stock options that had been granted to employees of Optimum and US Concepts in connection with the Company's acquisition of these entities had exercise prices of between approximately $8.00 and $9.00 per share, which in light of the then market price of the Common Stock, provided little incentive to these employees. The Compensation Committee then recommended (and the Board of Directors approved) that these employees be provided the opportunity to surrender these options to the Company, with such employees being informed that the Company had the option, but not the obligation, to grant such employees, at least six months after such surrender, options to purchase the same number of shares that were subject to the surrendered options, at or above the market price of the Common Stock on the date of grant. Subsequently, in August 2001, the Company issued options immediately exercisable at an exercise price of $2.50 per share to those employees that had surrendered options in accordance with the preceding sentence, including Brian Murphy, the Chief Executive Officer of U.S. Concepts, who was issued options to purchase 42,500 shares of Common Stock, the same number of shares subject to the option he surrendered to the Company in November 2000.

                  Herbert M. Gardner
                  Joseph S. Hellman
                  Thomas E. Lachenman

Executive Employment Contracts, Termination of
Employment and Change-in-Control Arrangements
---------------------------------------------

         Pursuant to employment agreements, dated September 29, 1995 and amended on May 2, 1997, March 24, 1998 and November 14, 2001, the Company employs Messrs. Benfield, Bernard and Amershadian as President, Executive Vice President and Chief Financial Officer, and Executive Vice President - Marketing and Sales, respectively. Each agreement, as amended, currently provides for a base salary of $275,000 and payment of such bonuses or additional compensation as the Board of Directors may determine in its sole discretion. The term of each agreement expires on September 28, 2004 (unless sooner terminated for cause, disability or incapacity) and automatically renews for additional one-year terms unless terminated by either party thereto upon at least sixty days notice before the expiration of the then current term. Each of Messrs. Benfield, Bernard and Amershadian are also entitled to participate in the Company's Management Bonus Plan described below.

         Pursuant to an employment agreement, dated December 29, 1998 and amended July 1, 2002, the Company's subsidiary, U.S. Concepts, employs Mr. Murphy as President and Chief Executive Officer. The agreement currently provides for a base salary of $300,000. In addition, in the event that the pre-tax earnings of U.S. Concepts during any calendar year ending on or prior to December 31, 2002 (the "Bonus Period") equal or exceed the greater of (a) $600,000 or (b) 20% of the average outstanding equity of U.S. Concepts during such Bonus Period (calculated by averaging the outstanding stockholder's equity of U.S. Concepts as set forth on U.S. Concepts' balance sheet as of the last day of each calendar quarter during the Bonus Period), U.S. Concepts must, at Mr. Murphy's option, pay to Mr. Murphy and such other officers and executives of U.S. Concepts as Mr. Murphy determines, a bonus equal to an aggregate of 5% of the amount by which such pre-tax earnings exceed the greater of the amounts specified in clauses (a) and (b). Mr. Murphy has the right to allocate such bonus, if any, to and among himself and such other officers and executives. Pursuant to these bonus provisions, during Fiscal 2002, Mr. Murphy was awarded a bonus of $19,832 as a result of the pre-tax earnings realized by U.S. Concepts during the calendar year of 2001. In addition, pursuant to the terms of the recent amendment to Mr. Murphy's employment agreement, Mr. Murphy is entitled to annual raises in the event U.S. Concepts' pre-tax earnings exceed certain annually established thresholds. Mr. Murphy is also entitled to participate in the Company's Management Bonus Plan described below.

         The term of Mr. Murphy's employment agreement expires on March 31, 2006 (unless sooner terminated for cause) but the term of the agreement automatically continues thereafter unless terminated by either party thereto upon at least ninety days notice of termination effective on or after March 31, 2006.

         Each employment agreement prohibits the executive officer that is a party thereto from competing with the Company or inducing or attempting to influence any employee of the Company or any subsidiary to terminate his employment with the Company or any subsidiary during the term of the agreement and for a period of two years after the termination of the officer's employment with the Company, in the case of Messrs. Benfield, Bernard and Amershadian, and 18 months after the termination of the officer's employment with U.S. Concepts or any of its affiliates, in the case of Mr. Murphy. Each agreement also prohibits the executive officer from disclosing certain confidential information of the Company.

         The employment agreements with each of Messrs. Benfield, Bernard and Amershadian provide that if the officer's employment is terminated due to (i) the sale or transfer of a majority of the Company's outstanding capital stock, property or business assets, (ii) the consolidation or merger of the Company into or with another entity where the Company is not the surviving entity, or
(iii) certain specified changes in the identity of the Board of Directors, the Company must make a lump sum cash payment to the executive officer in a maximum amount equal to two times the executive officer's then annual base salary.

         The Company adopted a 2002 Management Bonus Plan (the "Bonus Plan") as of July 1, 2002. Pursuant to the Bonus Plan, the Company will establish a pool after each fiscal year of the Company (beginning with the Company's fiscal year ending March 31, 2003) equal to 30% of the amount by which the Company's pre-tax earnings in such fiscal year exceeds 20% of the Company's average outstanding equity during such year, provided that such pool cannot exceed 15% of the Company's pre-tax earnings in such year. Pursuant to the terms of the Bonus Plan, 60% of the pool is required to be distributed to certain officers of the Company (including the Named Executive Officers) and the remaining 40% is distributed in the discretion of the Company. No employee may receive a bonus under the Bonus Plan in excess of his base salary with respect to any year.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Extension of Warrants

         On November 14, 2001, the Company's Board of Directors extended the exercise period of a warrant to purchase 37,500 shares of Common Stock issued to Herbert Gardner, a director of the Company, in 1997. The warrant, which maintains the exercise price of $4.00 per share, was due to expire on April 30, 2002 and will now expire on April 30, 2007.

Loans to Paul Amershadian

         The Company has made loans to Paul A. Amershadian, a director of the Company and its Executive Vice President-Marketing and Sales, aggregating $550,000, which are evidenced by an Amended and Restated Promissory Note dated May 24, 2001. The Amended and Restated Promissory Note provides for payment of interest at a floating rate equal to the highest rate at which the Company pays interest on its bank borrowings, payment of accrued interest and principal from one-half of the after-tax amount, if any, of bonuses paid to Mr. Amershadian by the Company, and payment of the remaining balance of principal and accrued interest on May 24, 2006. At March 31, 2002, accrued and unpaid interest on these loans amounted to $151,695. The loans are secured by (i) a first lien and security interest in the 282,127 shares of Common Stock owned by Mr. Amershadian, (ii) a second mortgage on Mr. Amershadian's home and (iii) collateral assignments of $550,000 of life insurance policies.

Agreements with Brian Murphy and Comedy Lab

         In November 2000, Brian Murphy, a director of the Company and the Chief Executive Officer of U.S. Concepts, together with other former employees of iCast Comedy Corporation ("iCast"), organized Comedy Lab Productions, Inc. ("ComedyLab") for the purpose of acquiring certain assets from, and continuing business previously conducted by iCast. Mr. Murphy is also a director and the Chief Executive Officer of ComedyLab, which currently operates a Web site providing comedy related programming and content. In January 2001, ComedyLab acquired certain assets from iCast, including event sponsorship agreements relating to events which U.S. Concepts had been retained by iCast to manage and execute. By agreement dated January 24, 2001, U.S. Concepts agreed to (i) to allow ComedyLab to occupy a portion of its premises in exchange for monthly rental and utility charges, (ii) to provide ComedyLab for a fee, with sales and consulting services and (iii) to fund a limited amount of ComedyLab's expenses. By separate agreement of the same date between the Company, U.S. Concepts and Mr. Murphy, the parties agreed that all equity in ComedyLab issued or issuable to Mr. Murphy would be transferred and/or issued, as applicable, to U.S. Concepts, and that Mr. Murphy would participate in any gain realized by U.S. Concepts on its disposition of such equity to the extent of 25% of the first $500,000 of such gain increasing up to 50% of all gain realized in excess of $1,500,000. At March 31, 2002, the amount due US Concepts for the facilities provided and services rendered by it pursuant to the agreement referred to above, was $193,000. The Company has not recognized these fees as income and will only do so at such time, if any, when they are deemed collectible.

         On June 19, 2001, Mr. Murphy executed a non-interest bearing secured promissory note in favor of U.S. Concepts pursuant to which he is obligated to reimburse U.S. Concepts for the amount of ComedyLab expenses funded by U.S. Concepts on or before March 31, 2002. The promissory note is secured by (i) all amounts payable to Mr. Murphy in connection with the acquisition of U.S. Concepts and the bonus provisions of Mr. Murphy's employment agreement, and (ii) all indebtedness of ComedyLab to Mr. Murphy. Through the year ended March 31, 2002, U.S. Concepts funded ComedyLab expenses aggregating $563,000 and applied a $500,000 additional purchase price installment due to Mr. Murphy in connection with the acquisition of U.S. Concepts to reduce the promissory note.

Lease of Optimum Office

         In connection with the Company's acquisition of Optimum, the Company entered into an agreement with Thomas Lachenman, a director of the Company and former owner of Optimum, for the lease of the Cincinnati principal office of Optimum, which is owned by Mr. Lachenman. The agreement provides for annual rental payments, currently $147,000, adjusted annually based upon changes in the local consumer price index. The lease expires in December 2010.

                                 PROPOSAL NO. 2
                                 APPROVAL OF THE
                     COMPANY'S 2002 LONG-TERM INCENTIVE PLAN

         The Board has adopted the 2002 Incentive Plan and has reserved 750,000 shares of Common Stock for issuance of awards thereunder, subject to shareholder approval. No options have been granted under the 2002 Incentive Plan.

         The Company's 1992 Stock Option Plan (the "1992 Plan") expired on April 29, 2002. Under the 1992 Plan, the Company authorized 1,500,000 shares of Common Stock for issuance of awards thereunder. Upon the expiration of the 1992 Plan, 1,364,501 shares of Common Stock were underlying outstanding options issued pursuant to the 1992 Plan.

         Consistent with the purpose of the 1992 Plan, the purpose of the 2002 Incentive Plan is to attract and retain and provide incentives to employees, officers, directors and consultants of the Company (currently approximately 1,400 individuals) thereby increasing shareholder value.

         At the Meeting, the Company's shareholders will be asked to approve the 2002 Incentive Plan, including the reservation of 750,000 shares of Common Stock for issuance of awards thereunder. Approval of the 2002 Incentive Plan requires the affirmative vote of a majority of the shares present and entitled to vote at the Meeting. The Board recommends a vote FOR the proposal to approve the 2002 Incentive Plan.

Description of the 2002 Incentive Plan

         The following is a summary of the 2002 Incentive Plan and is qualified in its entirety by reference to its full text, a copy of which is attached to this Proxy Statement as Exhibit A.

General

         The 2002 Incentive Plan was approved by the Board as of July 1, 2002. The 2002 Incentive Plan provides for the grant of options or other awards to employees, officers or directors of, or consultants to, the Company or its subsidiaries to acquire up to an aggregate of 750,000 shares of Common Stock. The 2002 Incentive Plan authorizes the Board to issue incentive stock options ("ISOs") as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), stock options that do not conform to the requirements of that Code section ("Non-ISOs"), reload options, stock appreciation rights ("SARs"), restricted stock, stock awards and other stock based awards. Directors who are not employees of the Company or any of its subsidiaries (i.e., Independent Directors) may only be granted Non-ISOs.

         The Compensation Committee will administer the 2002 Incentive Plan and will have full power and authority to take any and all actions deemed necessary or desirable for the proper administration of the 2002 Incentive Plan and the effectuation of its purposes. The Compensation Committee will have authority to select those employees, officers and consultants whose performance it determines significantly promotes the success of the Company to receive discretionary awards under the 2002 Incentive Plan, grant the awards, interpret and determine all questions of policy with respect thereto and adopt rules, regulations, agreements and instruments deemed necessary for its proper administration.

Discretionary Awards

         Non-Qualified and Incentive Stock Options. Awards granted under the 2002 Incentive Plan may be ISOs or Non-ISOs. The exercise price of options granted under the 2002 Incentive Plan will be set by the Compensation Committee and stated in an option agreement, but in no event will be less than the fair market value of the Common Stock on the date of grant. The exercise price may be paid (i) in U.S. Dollars, (ii) by delivery of the Company's Common Stock, (iii) by a combination of the preceding methods or (iv) by such other methods as the Compensation Committee may deem appropriate. Options may also contain SARs permitting the recipient to receive the difference between the exercise price per share and the market value of such share on the date of surrender.

         Reload Options. A reload option gives the Participant the right to purchase a number of shares of Common Stock equal to the number of shares of Common Stock surrendered to pay the exercise price and used to pay the withholding taxes applicable to an option exercise. Reload options do not increase the net equity position of a Participant. Their purpose is to facilitate continued stock ownership in the Company by Participants. Upon the exercise of an option granted under the 2002 Incentive Plan, the Participant, at the discretion of the Committee, may receive a reload option on the terms, conditions and limitations determined by the Committee, from time to time, provided that the exercise price will not be less than the fair market value of the Common Stock at the time of grant.

         Restricted Stock. Awards of Common Stock granted under the 2002 Incentive Plan may be subject to forfeiture until such restrictions, terms and conditions as the Compensation Committee may determine are fulfilled.

         Dividend Equivalent Award. The Compensation Committee may grant an award that represents the right to receive a dividend or its equivalent in value in Common Stock, cash or a combination of both with respect to any new or previously existing award.

         Other Stock and Stock Based Awards. The Compensation Committee may grant Common Stock or other Common Stock based awards that are related to or similar to the awards described above.

Formula Awards

         The 2002 Incentive Plan provides, as did the 1992 Plan, that each director of the Company who is not then an employee (an "Independent Director"), shall be granted on April 30 of each year, a stock option to purchase 6,875 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on such date. Such stock option shall be immediately exercisable as to 3,438 shares of Common Stock and exercisable with respect to the remaining 3,437 shares of Common Stock on the first anniversary of the date of grant. These options granted to Independent Directors expire on the earlier of the tenth anniversary of the date any such option was granted or the first anniversary of the date on which such director ceases to be a member of the Board.

Amendment and Termination

         The 2002 Incentive Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present or represented and entitled to vote at a duly held shareholders meeting.

         The Board may at any time terminate the 2002 Incentive Plan or from time to time amend or modify the 2002 Incentive Plan; provided however, that the Board cannot make any material amendments to the 2002 Incentive Plan without the approval of at least the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company.

         The 2002 Incentive Plan shall in all events terminate on June 30, 2012, unless sooner terminated by the Board or the Company's shareholders.

Federal Income Tax Consequences

         The following summary generally describes the principal federal (and not state and local) income tax consequences of awards granted under the 2002 Incentive Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular person or to the Company. The provisions of the Code and the regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances. This discussion is based on the Code as currently in effect.

         The 2002 Incentive Plan is not subject to any of the requirements of ERISA, nor is it qualified under Section 401(a) of the Code.

         Non-Incentive Stock Options. If a Non-ISO is granted in accordance with the terms of the 2002 Incentive Plan, no income will be recognized by the recipient at the time the option is granted. On exercise of a Non-ISO, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the purchase price of such shares will generally be taxable to the holder as ordinary income, and will be deductible for tax purposes by the Company (or one of its subsidiaries) in the year in which the holder recognizes the ordinary income. The disposition of shares acquired upon exercise of a Non-ISO will ordinarily result in long-term or short-term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the sum of the purchase price and the amount of ordinary income recognized in connection with the exercise of the stock option.

         Incentive Stock Options. If an ISO is granted in accordance with the terms of the 2002 Incentive Plan, no income will be recognized by the recipient at the time the ISO is granted. On exercise of an ISO, the holder will generally not recognize any income and the Company (or one of its subsidiaries) will generally not be entitled to a deduction for tax purposes. However, the difference between the purchase price and the fair market value of the shares received on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income, which may subject the holder to the alternative minimum tax or to an increase in such tax. The disposition of shares acquired upon exercise of an ISO will ordinarily result in long-term capital gain or loss. However, if the holder disposes of shares acquired upon exercise of an ISO within two years after the date of grant or within one year after the date of exercise (a "disqualifying disposition"), the holder will generally recognize ordinary income and the Company (or one of its subsidiaries) will generally be entitled to a deduction for tax purposes, in the amount of the excess of the fair market value of the Common Stock on the date the ISO is so exercised over the purchase price (or the gain on sale, if less). Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise of the ISO will ordinarily constitute long-term or short-term capital gain (depending on the applicable holding period).

         Stock Appreciation Rights. The amount of any cash (or the fair market value of any Common Stock) received upon the exercise of SARs under the 2002 Incentive Plan will be includable in the holder's ordinary income and the Company (or one of its subsidiaries) will be entitled to a deduction for such amount.

         Restricted Shares. If restricted shares are awarded in accordance with the terms of the 2002 Incentive Plan, no income will be recognized by such holder at the time such award is made unless the holder makes the 83b election referred to below. A holder who is awarded restricted shares and does not make an 83b election will be required to include in his ordinary income, as compensation, the fair market value of such restricted shares upon the lapse of the forfeiture provisions applicable thereto, plus the amount of any dividend equivalents on such restricted shares, less any amount paid therefor. At the time the restricted shares are first issued, the holder may elect (an "83b election") to include in his ordinary income, as compensation, the fair market value of such restricted shares at the time of receipt, less any amount paid therefor. A holder who makes an 83b election will not recognize income at the time of the lapse of the forfeiture provisions. Absent the making of the 83b election, any cash dividends or other distributions paid with respect to restricted shares prior to the lapse of the applicable restriction will be includable in the holder's ordinary income as compensation at the time of receipt. In each case, the Company (or one of its subsidiaries) will be entitled to a deduction in the same amount as the holder realizes compensation income.

         Internal Revenue Code Section 162(m) Limitations. Under Section 162(m) of the Code, no deduction by the Company is allowed in any taxable year for compensation in excess of $1 million paid to the Company's Chief Executive Officer or any of the Company's other four most highly paid executive officers who were serving in such capacities as of the last day of such taxable year. An exception to this rule applies to compensation that is paid pursuant to a stock option plan approved by the Company's shareholders that specifies, among other things, the maximum number of shares with respect to which options may be granted to eligible participants under such plan during a specified period.

         If the Company's shareholders approve the adoption of the 2002 Incentive Plan, any of the Company's compensation expenses associated with the options granted under the 2002 Incentive Plan would not be subject to the deduction limitations for compensation in excess of $1 million under Section 162(m) of the Code.

Benefits under the 2002 Incentive Plan

         With the exception of formula awards granted to Independent Directors during the term of the 2002 Incentive Plan and subject to the limitations on the options that can be granted to any individual participant during the term of the 2002 Incentive Plan, the Compensation Committee has full discretion to determine the timing and recipients of any awards granted under the 2002 Incentive Plan and the number of shares subject to any such awards. The awards and benefits that will be granted to participants in the 2002 Incentive Plan are therefore not presently determinable except as described below.

         Assuming approval of this Proposal No. 2, promptly thereafter, the Board expects to grant options to purchase 495,000 shares of Common Stock under the 2002 Incentive Plan to certain officers and employees of the Company, including options to purchase 205,000 shares of Common Stock to Brian Murphy. The Company has no other present plans to issue other awards under the 2002 Incentive Plan during its current fiscal year ("Fiscal 2003"). However, the Company has customarily granted awards under the 1992 Stock Option Plan to participants thereunder, including executive officers of the Company, at the discretion of the Board and/or the Compensation Committee. The Company expects to grant future awards under the 2002 Incentive Plan to participants thereunder, including executive officers of the Company, at the discretion of the Board and/or the Compensation Committee in accordance with the terms and conditions of the 2002 Incentive Plan.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and Directors and persons who own more than 10% of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. To the Company's knowledge, based solely on a review of the Forms 3, 4, and 5 submitted to the Company during and with respect to Fiscal 2002, there are no known failures to file a required Form 3, 4 or 5 and no known late filings of a required Form 3, 4 or 5 during Fiscal 2002 by any person required to file such forms with respect to the Company pursuant to Section 16 of the Exchange Act.


                     Comparison of Cumulative Total Returns

                             Performance Graphs for

                         COACTIVE MARKETING GROUP, INC.

         The following graph reflects a comparison of the cumulative total stockholder return (change in stock price plus reinvested dividends) of an initial $100 investment on March 31, 1997 in the Company's Common Stock, the Standard & Poor's 500 Stock Index and a peer group index consisting of those public companies traded on an exchange and listed under the Standard Industry Classification (S.I.C.) Code 7311 for Advertising, and other related S.I.C. Codes. The peer group used is made up of Simon Worldwide, Inc., Equity Marketing, Inc., Grey Advertising Inc., Catalina Marketing Corporation, Valassis Communications, Inc., The Interpublic Group of Companies, Inc. and Omnicon Group, Inc. The comparisons in this table are required by the Securities and Exchange Commission. The stock price performance shown on the graph is not intended to forecast or be indicative of future price performance.

                               [GRAPHIC OMITTED]




                                       Measurement Period (Fiscal Year Covered)
-----------------------------------------------------------------------------------------------------------------
                                      3/31/97      3/31/98       3/31/99       3/31/00       3/31/01      3/31/02
                                      -------      -------       -------       -------       -------      -------
-----------------------------------------------------------------------------------------------------------------
CMKG                                    100          147           115           76            29            44
-----------------------------------------------------------------------------------------------------------------
S & P 500                               100          145           170           198           153          152
-----------------------------------------------------------------------------------------------------------------
Peer Group Index                        100          185           304           360           330          286
-----------------------------------------------------------------------------------------------------------------


                     RELATIONSHIP WITH INDEPENDENT AUDITORS

         KPMG LLP served as the Company's auditors for the Company's fiscal year ended March 31, 2001 ("Fiscal 2001"). On July 19, 2001, upon recommendation of the Company's Audit Committee, the Company terminated the engagement of KPMG LLP and selected BDO Seidman, LLP to serve as the Company's auditors for Fiscal 2002. BDO will continue to serve as the Company's auditors for Fiscal 2003.

         The reports of KPMG LLP regarding the Company's financial statements for Fiscal 2001 and for its fiscal year ended March 31, 2000 ("Fiscal 2000") did not contain any adverse opinion or disclaimer of opinion or any qualification or modification as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's financial statements for each of Fiscal 2001 and Fiscal 2000, and in the subsequent interim period, there were no disagreements between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the matter in their report. KPMG LLP was previously provided with a copy of this paragraph of the Proxy Statement (which was filed with the SEC in a Form 8-K on July 23, 2001), and was requested to furnish the Company with a statement if it believes the foregoing statements are incorrect or incomplete. The response of KPMG LLP is attached to this Proxy Statement as Exhibit B.

         During Fiscal 2000, Fiscal 2001 and subsequent interim periods prior to their engagement, the Company has not (itself or through someone acting on its behalf) consulted with BDO on any accounting or auditing matter.

Principal Accounting Firm Fees

         The following table sets forth the aggregate fees billed to the Company for Fiscal 2002 by BDO:

Audit Fees                                                   $126,260

Financial Information Systems Design                               --
and Implementation Fees

All Other Fees                                               $  1,425


         The Audit Committee has determined that the provision of non-audit services by BDO to the Company was compatible with maintaining the independence of BDO. A representative of BDO is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if he desires to do so.

                                    EXPENSES

         The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy, Annual Report on Form 10-K and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The solicitation of Proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

                              STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner. To be included in the proxy statement for the Company's Annual Meeting of Stockholders in 2003, stockholder proposals must be received by the Company at its principal executive office no later than April 1, 2003 and must otherwise comply with the requirements of Rule 14a-8. In addition, the Company's By-laws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company's proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received by the Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at the Company's Annual Meeting of Stockholders in 2003, such a proposal must be received by the Company after June 28, 2003 but no later than July 28, 2003. However, if the date of the Company's Annual Meeting of Stockholders in 2003 is more than 30 days earlier or more than 30 days later than the date of the immediately preceding Annual Meeting (i.e., prior to August 27, 2003 or after October 26, 2003), then notice must be received not later than the close of business on the earlier of the 10th day following the day on which notice of the date of the meeting is mailed or public disclosure of the date of such meeting is made. If a stockholder who has notified the Company of his intention to present a proposal at an annual meeting does not appear or send a qualified representative to present his proposal at such meeting, the Company need not present the proposal for a vote at such meeting. All notices of proposals by stockholders, whether or not to be included in the Company's proxy materials, should be sent to the Secretary of the Company at 415 Northern Boulevard, Great Neck, New York 11021.

                                          By Order of the Board of Directors

                                          Donald A. Bernard
                                          Secretary

Great Neck, New York
July 30, 2002

THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2002, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, BUT EXCLUDING EXHIBITS), IS BEING MAILED WITH THIS PROXY STATEMENT. THE COMPANY WILL PROVIDE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON AND UPON PAYMENT OF A FEE OF $3.00 PER EXHIBIT, A COPY OF ANY EXHIBIT TO THE ENCLOSED ANNUAL REPORT ON FORM 10-K. A LIST OF EXHIBITS IS SET FORTH IN SECTION IV OF THE ANNUAL REPORT ON FORM 10-K. REQUESTS FOR COPIES OF EXHIBITS SHOULD BE DIRECTED TO DONALD A. BERNARD, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, COACTIVE MARKETING GROUP, INC., 415 NORTHERN BOULEVARD, GREAT NECK, NEW YORK 11021 (TELEPHONE: (516) 622-2800).

                                                                       EXHIBIT A

                         COACTIVE MARKETING GROUP, INC.

                          2002 LONG-TERM INCENTIVE PLAN


I.       Purpose

         The purpose of the CoActive Marketing Group, Inc. 2002 Long-Term Incentive Plan (the "Plan") is to attract, retain and motivate, and provide incentives to, employees, officers, directors and consultants of the Corporation, and to thereby increase overall shareholder value. The Plan generally provides for the granting of stock, stock options, stock appreciation rights, restricted shares or any combination of the foregoing to the eligible participants.

II.      Definitions

         (a) "Award" includes, without limitation, stock options (including incentive stock options within the meaning of Section 422(b) of the Code) with or without stock appreciation rights, dividend equivalent rights, stock awards, restricted share awards, or other awards that are valued in whole or in part by reference to, or are otherwise based on, the Common Stock ("other Common Stock-based Awards"), all on a stand alone, combination or tandem basis, as described in or granted under this Plan.

         (b) "Award Agreement" means a written agreement setting forth the terms and conditions of each Award made under this Plan.

         (c) "Board" means the Board of Directors of the Corporation.

         (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         (e) "Committee" means the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board from time to time to administer this Plan or if no such committee is designated, the Board.

         (f) "Common Stock" means the common stock, $.001 par value, of the Corporation.

         (g) "Corporation" means CoActive Marketing Group, Inc., a Delaware corporation.

         (h) "Employee" means an employee of the Corporation or a Subsidiary.

         (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (j) "Fair Market Value" means the closing price for the Common Stock as officially reported on the relevant date (or if there were no sales on such date, on the next preceding date on which such closing price was recorded) by the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any such national securities exchange, the closing price as furnished by the National Association of Securities Dealers through Nasdaq or a similar organization if Nasdaq is no longer reporting such information, or, if the Common Stock is not quoted on Nasdaq, as determined in good faith by resolution of the Board (whose determination shall be conclusive), based on the best information available to it.

         (k) "Participant" means an Employee, officer, director or consultant who has been granted an Award under the Plan.

         (l) "Plan Year" means a twelve-month period beginning with April 1 of each year.

         (m) "Reload Option" shall have the meaning set forth in Section
VI.A(c).

         (n) "Subsidiary" means any corporation or other entity, whether domestic or foreign, in which the Corporation has or obtains, directly or indirectly, a proprietary interest of more than 50% by reason of stock ownership or otherwise.

III.     Eligibility

         Any Employee, officer, director or consultant of the Corporation or Subsidiary selected by the Committee is eligible to receive an Award.

IV.      Plan Administration

         (a) Except as otherwise determined by the Board, the Plan shall be administered by the Committee. The Board, or the Committee to the extent determined by the Board, shall periodically make determinations with respect to the participation of Employees, officers, directors and consultants in the Plan and, except as otherwise required by law or this Plan, the grant terms of Awards, including vesting schedules, price, restriction or option period, dividend rights, post-retirement and termination rights, payment alternatives such as cash, stock, contingent awards or other means of payment consistent with the purposes of this Plan, and such other terms and conditions as the Board or the Committee deems appropriate which shall be contained in an Award Agreement with respect to a Participant.

         (b) The Committee shall have authority to interpret and construe the provisions of the Plan and any Award Agreement and make determinations pursuant to any Plan provision or Award Agreement which shall be final and binding on all persons. No member of the Committee shall be liable for any action or determination made in good faith, and the members shall be entitled to indemnification and reimbursement in the manner provided in the Corporation's Certificate of Incorporation, as it may be amended from time to time.

         (c) The Committee shall have the authority at any time to provide for the conditions and circumstances under which Awards shall be forfeited. The Committee shall have the authority to accelerate the vesting of any Award and the times at which any Award becomes exercisable.

V.       Capital Stock Subject to the Provisions of this Plan

         (a) The capital stock subject to the provisions of this Plan shall be shares of authorized but unissued Common Stock and shares of Common Stock held as treasury stock. Subject to adjustment in accordance with the provisions of
Section X, and subject to Section V(c) below, the total number of shares of Common Stock available for grants of Awards shall not exceed 750,000.

         (b) The grant of a restricted share Award shall be deemed to be equal to the maximum number of shares which may be issued under the Award. Awards payable only in cash will not reduce the number of shares available for Awards granted under the Plan.

         (c) There shall be carried forward and be available for Awards under the Plan, in addition to shares available for grant under paragraph (a) of this
Section V, all of the following: (i) any unused portion of the limit set forth in paragraph (a) of this Section V; (ii) shares represented by Awards which are cancelled, forfeited, surrendered, terminated, paid in cash or expire unexercised; and (iii) the excess amount of variable Awards which become fixed at less than their maximum limitations.

VI.      Awards Under This Plan

         A. Discretionary Awards As the Board or Committee may determine, the following types of Awards and other Common Stock-based Awards may be granted under this Plan on a stand alone, combination or tandem basis:

         (a) Stock Option. A right to buy a specified number of shares of Common Stock at a fixed exercise price during a specified time, all as the Committee may determine; provided that the exercise price of any option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant of the Award.

         Incentive Stock Option. An Award in the form of a stock option which shall comply with the requirements of Section 422 of the Code or any successor section as it may be amended from time to time. Subject to adjustment in accordance with the provisions of Section X, the aggregate number of shares which may be subject to incentive stock option Awards under this Plan shall not exceed 750,000, subject to Section V above. To the extent that Section 422 of the Code requires certain provisions to be set forth in a written plan, said provisions are incorporated herein by this reference.

         (b) Reload Options. If a Participant tenders shares of Common Stock to pay the exercise price of a stock option, and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld or sold to pay the applicable withholding taxes, the Participant may receive, at the discretion of the Committee, a new "Reload Option" equal to the sum of the number of shares tendered to pay the exercise price and the number of shares used to pay the withholding taxes. Reload Options may be any type of option permitted under the Plan and will be granted subject to such terms, conditions, restrictions and limitations as may be determined by the Committee, from time to time. Reload Options may also be granted in connection with the exercise of options granted under any other plan of the Company which may be designated by the Committee, from time to time.

         (c) Stock Appreciation Right. A right, which may or may not be contained in the grant of a stock option or incentive stock option, to receive in cash (or its equivalent value in Common Stock) the excess of the Fair Market Value of a share of Common Stock on the date the right is surrendered over the option exercise price or other price specified in the Award Agreement.

         (d) Restricted Shares. The issuance of Common Stock to a Participant subject to forfeiture until such restrictions, terms and conditions as the Committee may determine are fulfilled.

         (e) Dividend or Equivalent. A right to receive dividends or their equivalent in value in Common Stock, cash or in a combination of both with respect to any new or previously existing Award.

         (f) Stock Award. The issuance of Common Stock, which may be on a contingent basis, to a Participant.

         (g) Other Stock-Based Awards. Other Common Stock-based Awards which are related to or serve a similar function to those Awards set forth in this Section VI.

         B. Formula Awards. Each member of the Board who is not then an Employee (an "Independent Director"), shall be granted on April 30 of each year, a stock option (which shall not comply with the requirements of Section 422 of the Code) to purchase 6,875 shares of Common Stock at an exercise price equal to the Fair Market Value of the Common Stock on the such date. Such stock option shall be immediately exercisable as to 3,438 shares of Common Stock and exercisable with respect to the remaining 3,437 shares of Common Stock on the first anniversary of the date of grant. Options granted pursuant to this Section VI.B shall expire and cease to be of any force or effect on the earlier of the tenth anniversary of the date any such option was granted or the first anniversary of the date on which an optionee ceases to be a member of the Board.

VII.     Award Agreements

         Each Award under the Plan shall be evidenced by an Award Agreement setting forth the terms and conditions of the Award and executed by the Corporation and Participant.

VIII.    Other Terms and Conditions

         (a) Assignability. Unless provided to the contrary in any Award, no Award shall be assignable or transferable except by will or by the laws of descent and distribution and during the lifetime of a Participant, the Award shall be exercisable only by such Participant.

         (b) Termination of Employment or Other Relationship. The Committee shall determine the disposition of the grant of each Award in the event of the retirement, disability, death or other termination of a Participant's employment or other relationship with the Corporation or a Subsidiary.

         (c) Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to shares covered by an Award until the date the Participant is the holder of record. No adjustment will be made for dividends or other rights for which the record date is prior to such date.

         (d) No Obligation to Exercise. The grant of an Award shall impose no obligation upon the Participant to exercise the Award.

         (e) Payments by Participants. The Committee may determine that Awards for which a payment is due from a Participant may be payable: (i) in U.S. dollars by personal check, bank draft or money order payable to the order of the Corporation, by money transfers or direct account debits; (ii) through the delivery or deemed delivery based on attestation to the ownership of shares of Common Stock with a Fair Market Value equal to the total payment due from the Participant; (iii) pursuant to a broker-assisted "cashless exercise" program if established by the Corporation; (iv) by a combination of the methods described in (i) through (iii) above; or (v) by such other methods as the Committee may deem appropriate.

         (f) Withholding. Except as otherwise provided by the Committee, (i) the deduction of withholding and any other taxes required by law will be made from all amounts paid in cash and (ii) in the case of payments of Awards in shares of Common Stock, the Participant shall be required to pay, in cash or in stocks, the amount of any taxes required to be withheld prior to receipt of such stock, or alternatively, a number of shares the Fair Market Value of which equals the amount required to be withheld may be deducted from the payment.

         (g) Maximum Awards. The maximum number of shares of Common Stock that may be issued to any single Participant pursuant to options under this Plan in any single Plan Year is 300,000.

IX.      Termination, Modification and Amendments

         (a) The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Corporation present or represented and entitled to vote at a duly held stockholders meeting.

         (b) The Board may at any time terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable; provided, however, that the Board shall not make any material amendments to the Plan without the approval of at least the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Corporation present or represented and entitled to vote at a duly held stockholders meeting.

         (c) No termination, modification or amendment of the Plan may adversely affect the rights conferred by an Award without the consent of the recipient thereof.

X.       Recapitalization

         The aggregate number of shares of Common Stock as to which Awards may be granted to Participants, the number of shares thereof covered by each outstanding Award and by each option award granted and the price per share thereof in each such Award, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Corporation, or other change in corporate or capital structure; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated. The Committee may also make the foregoing changes and any other changes, including changes in the classes of securities available, to the extent it is deemed necessary or desirable to preserve the intended benefits of the Plan for the Corporation and the Participants in the event of any other reorganization, recapitalization, merger, consolidation, spin-off, extraordinary dividend or other distribution or similar transaction.

XI.      No Right to Employment

         No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or in any other relationship with, the Corporation or a Subsidiary. Further, the Corporation and each Subsidiary expressly reserve the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any Award Agreement issued hereunder.

XII.     Governing Law

         To the extent that federal laws do not otherwise control, the Plan shall be construed in accordance with and governed by the laws of the State of Delaware.

XIII.    Savings Clause

         This Plan is intended to comply in all aspects with applicable laws and regulations. In case any one more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law and regulation, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws so as to foster the intent of this Plan.

XIV.     Effective Date and Term

         The effective date of this Plan is July 1, 2002. The Plan shall terminate on June 30, 2012. No awards shall be granted after the termination of the Plan.

                                                                       EXHIBIT B





July 23, 2001




Securities and Exchange Commission
Washington, D.C.  20549

Ladies and Gentlemen:

We were previously principal accountants for CoActive Marketing Group, Inc. ("CoActive") and, under the date of July 3, 2001, we reported on the consolidated financial statements of CoActive as of and for the years ended March 31, 2001 and 2000. On July 19, 2001, our appointment as principal accountants was terminated. We have read CoActive's statements included under
Item 4 of its Form 8-K dated July 23, 2001 and we agree with such statements, except that we are not in a position to agree or disagree with CoActive's statements that the dismissal of KPMG was recommended by its Audit Committee and the statements in Item 4(b).

Very truly yours,

/s/ KPMG LLP



cc:      Chief Accountant, Securities and Exchange Commission


                                       B-1

PROXY

                         COACTIVE MARKETING GROUP, INC.

               415 Northern Boulevard, Great Neck, New York 11021

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               ANNUAL MEETING OF STOCKHOLDERS - SEPTEMBER 26, 2002

         The undersigned hereby appoints John P. Benfield and Donald A. Bernard, or either of them, as Proxy or Proxies of the undersigned with full power of substitution to attend and to represent the undersigned at the Annual Meeting of Stockholders of CoActive Marketing Group, Inc. (the "Company") to be held on September 26, 2002, and at any adjournments thereof, and to vote thereat the number of shares of stock of the Company the undersigned would be entitled to vote if personally present, in accordance with the instructions set forth on this proxy card. Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked.

                  (Continued and to be signed on reverse side)

                      Please date, sign and mail your proxy
                         card back as soon as possible!

                         Annual Meeting of Stockholders
                         COACTIVE MARKETING GROUP, INC.
                               SEPTEMBER 26, 2002



               - Please Detach and Mail in the Envelope Provided -

A  [X]   Please mark your
         votes as in this
         example.

                                                   WITHHOLD
                             FOR                   AUTHORITY
                         all nominees        to vote for all nominees
                        listed at right         listed at right
1.  ELECTION
    OF                      [  ]                     [  ] NOMINEES:        Paul A. Amershadian
    DIRECTORS                                                              John P. Benfield
                                                                           Donald A. Bernard
(INSTRUCTION: To withhold authority to vote on any                         Herbert M. Gardner
individual nominee, write the name below.)                                 Joseph S. Hellman
                                                                           Thomas E. Lachenman
                                                                           Brian Murphy
                                                                           John A. Ward, III

                                                                FOR        AGAINST      ABSTAIN
2.  Adoption of the Company's 2002 Long-Term Incentive Plan     [  ]         [  ]         [  ]

3.  ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

If no specification is made, this proxy will be voted FOR Proposals 1 and 2 listed above.

SIGNATURE__________________ DATE______    SIGNATURE_______________ DATE______

NOTE:    Please sign exactly as name appears above. For joint accounts, each joint owner must sign. Please give full title if signing in a representative capacity.